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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K







                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 29, 2003
                                                         ----------------

                       CHASE MORTGAGE FINANCE CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)

    Delaware                            333-99451                52-1495132
--------------------------------------------------------------------------------
 (State or other                       (Commission              (IRS Employer
 jurisdiction of                       File Number)          Identification No.)
  incorporation)


                  343 Thornall Street,                              08837
                      Edison, NJ
--------------------------------------------------------------------------------
      (Address of principal executive offices)                     Zip Code



           Registrant's telephone, including area code: (732) 205-0600

                                 Not Applicable
         (Former name and former address, if changed since last report)


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ITEM 2.  Acquisition or Disposition of Assets: General.

         On October 29, 2003, Chase Mortgage Finance Corporation issued its Multi-Class Mortgage Pass-Through Certificates, Series 2003-S11, such series representing interests in a pool of fixed rate conventional one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated June 24, 2003, as supplemented by the prospectus supplement dated October 24, 2003 (together, the "Prospectus").

         The Class A Certificates consist of the Class IA-1 Certificates, Class IIA-1 Certificates, Class IIA-2 Certificates, Class IIA-3 Certificates, Class IIA-4 Certificates, Class IIA-5 Certificates, Class IIA-6 Certificates, Class IIA-7 Certificates, Class IIA-8 Certificates, Class IIA-9 Certificates, Class IIA-10, Class IIIA-1 Certificates, Class A-P Certificates, Class A-X Certificates and the Class A-R Certificate. The Class M Certificates consist of the Class M Certificates. The Class B Certificates consist of the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates and the Class B-5 Certificates.

         The Class A Certificates evidence in the aggregate the Class A Percentage ownership interest in the Trust Fund. The Class M Certificates evidence in the aggregate the Class M Percentage ownership interest in the Trust Fund. The Class B Certificates evidence the remaining ownership interest in the Trust Fund and are subordinated to the rights of the Class A Certificates and the Class M Certificates to the extent described in the Prospectus. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.



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ITEM 7.  Financial Statements and Exhibits

         (c)      Exhibits

Item 601(a)                 Description
of Regulation S-K
Exhibit No.                 Pooling and Servicing Agreement among Chase Mortgage
-----------                 Finance Corporation, Chase Manhattan Mortgage
    4                       Corporation and Wachovia Bank, N.A., as trustee,
                            dated as of October 1, 2003, for Multi-Class
                            Mortgage Pass-Through Certificates, Series 2003-S11




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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CHASE MORTGAGE FINANCE CORPORATION

Date:  November 13, 2003


                                              By: /s/Christopher G. Schmidt
                                                  ------------------------------
                                              Name:  Christopher G. Schmidt
                                              Title: Vice President

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                                INDEX TO EXHIBITS

Exhibit No.                 Description

    4 Pooling and Servicing Agreement among Chase Mortgage Finance Corporation, Chase Manhattan Mortgage Corporation and Wachovia Bank, N.A., as trustee, dated as of October 1, 2003, for Multi-Class Mortgage Pass-Through Certificates, Series 2003-S11